UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2025
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A. O. Smith Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Milwaukee, Wisconsin 53224
(Address of principal executive offices, including zip code)

(414) 359-4000
(Registrant’s telephone number)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	AOS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

A. O. Corporation (the “Company”) held its Annual Meeting of Stockholders on April 8, 2025, for the purposes of the election of the Company’s Board of Directors, to hold an advisory vote to approve the compensation of our named executive officers, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and to consider a stockholder proposal requesting a Board report on our hiring practices with respect to formerly incarcerated people.

The voting results for the election of the Company’s Board of Directors were as follows:

Class A Common Stock Directors	For	Authority Withheld	Broker Non-Vote
Ronald D. Brown	25,322,445	0	0
Victoria M. Holt	25,322,445	0	0
Dr. Ilham Kadri	25,322,445	0	0
Christopher L. Mapes	25,322,445	0	0
Mark D. Smith	25,322,445	0	0
Kevin J. Wheeler	25,322,445	0	0
Common Stock Directors	For	Authority Withheld	Broker Non-Vote
Todd W. Fister	62,787,496	36,544,464	6,827,418
Michael M. Larsen	39,339,132	59,992,829	6,827,418
Lois M. Martin	62,995,035	36,336,926	6,827,418

The advisory voting results for the approval of the compensation of our named executive officers were as follows:

Total Votes
For	33,247,046
Against	1,993,686
Abstain	14,909
Broker Non-Votes	682,742

The voting results for the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025, were as follows:

Total Votes
For	34,842,143
Against	1,077,076
Abstain	19,164
Broker Non-Votes	0

The voting results for a stockholder proposal requesting a Board report on our hiring practices with respect to formerly incarcerated people were as follows:

Total Votes
For	1,507,913
Against	33,336,216
Abstain	411,513
Broker Non-Votes	682,742

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: April 14, 2025	By:	/s/James F. Stern
James F. Stern
Executive Vice President, General Counsel and Secretary